UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             February 8, 2005
                                                  ------------------------------

                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


       DELAWARE                        000-30575          91-2032368
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 (State or other jurisdiction         (Commission        (IRS Employer
        of incorporation)              File Number)    Identification No.)


4991 CORPORATE DRIVE                             HUNTSVILLE, AL          35805
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 (Address of principal executive offices)                     Zip Code)

Registrant's telephone number, including area code     (256) 430-4000
                                                    ----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On February 3, 2005, the Compensation Committee of the Board of Directors of Avocent Corporation awarded John R. Cooper, the Company's Chairman and Chief Executive Officer, a deferred cash bonus of $55,646 in recognition of the Company's performance during 2004. The bonus to Mr. Cooper is payable in February 2006, together with any investment earnings on the bonus, only if Mr. Cooper remains employed by the Company or is a member of the Company's Board of Directors at that time. The Company's Compensation Committee is comprised of three independent non-employee directors.

     On February 4, 2005, the Board of Directors of Avocent Corporation approved the following cash compensation for its non-executive directors. The Company's Lead Independent Director (Edwin L. Harper) will receive an annual cash fee of $70,000 for his service as Lead Independent Director and his service on the Company's Board of Directors and its committees. Each of the Company's other non-executive directors (Harold D. Copperman, Francis A. Dramis, Jr., William H. McAleer, Stephen F. Thornton, and David P. Vieau) will receive an annual cash fee of $35,000 for his service on the Company's Board of Directors and its committees. In addition, the Chairman of the Company's Audit Committee (Mr. McAleer) will receive an annual fee of $10,000, and the Chairmen of the Company's Compensation Committee (Mr. Harper) and Nominating and Governance Committee (Mr. Dramis) will each receive an annual fee of $5,000. The Company also currently pays $1,500 for attendance in person or by telephone at each Board of Directors or Audit Committee meeting and $1,000 for attendance in person or by telephone at other committee meetings. The Board of Directors is currently re-evaluating the Company's long-term equity compensation program for its directors.

Item 5.02  Appointment of Principal Officer.

     On February 4, 2005, the Avocent Corporation Board of Directors elected Doyle C. Weeks as the Company's President and Chief Operating Officer. Avocent Corporation publicly disseminated a press release announcing Mr. Weeks' election on February 8, 2005, and the information contained in that press release is incorporated herein by reference and filed as Exhibit 99.4 hereto. Mr. Weeks' Amended and Restated Employment and Noncompetition Agreement with the Company dated October 23, 2003, which was filed as Exhibit 10.23 to the Company's 2003 Annual Report on Form 10-K filed with the SEC on March 12, 2004, has not been amended, but Mr. Weeks' title has changed and his annual base salary is now $330,000.

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit Number             Description of Exhibit
         --------------             ----------------------
         99.4                       Press Release Issued February 8, 2005

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AVOCENT CORPORATION

Date:  February 8, 2005
                                   By:  /s/ Samuel F. Saracino
                                        ----------------------------------------
                                        Samuel F. Saracino
                                        Executive Vice President of Legal and
                                        Corporate Affairs,
                                        General Counsel, and Secretary

                                  EXHIBIT INDEX
                                  -------------


Exhibit                    Description
-------                    -----------
99.4                       Press Release Issued February 8, 2005